EXHIBIT 24

Limited Power of Attorney

(Form S-8)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (“the Company”), does hereby constitute and appoint John C. Gerspach the true and lawful attorney-in-fact and agent of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or any other appropriate form or amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorney-in-fact and agent deem advisable in order to qualify or register the Securities under the securities laws of any of the several States or other jurisdictions; and the undersigned does hereby ratify all that said attorney-in-fact and agent shall do or cause to be done by virtue thereof.

This Limited Power of Attorney shall include Appendix I attached hereto which is hereby incorporated by reference. This Limited Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned. This Limited Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Limited Power of Attorney by referring to the date and subject hereof.

1

IN WITNESS WHEREOF, I, the undersigned, have executed this Limited Power of Attorney as of this 20th day of April, 2010.

/S/ ALAIN J. P. BELDA
Alain J. P. Belda

ACKNOWLEDGMENT OF SIGNATURE OF DIRECTOR OF CITIGROUP INC.:

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 20th day of April in the year 2010 before me, the undersigned, personally appeared Alain J. P. Belda, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ JOSEPH B. WOLLARD
Joseph B. Wollard, Notary Public

IN WITNESS WHEREOF, I, the undersigned, accept the authority granted by this Limited Power of Attorney as of this 20th day of April, 2010.

By:	/S/ JOHN C. GERSPACH
Name:	John C. Gerspach

ACKNOWLEDGMENT OF SIGNATURE OF AGENT:

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 20th day of April in the year 2010 before me, the undersigned, personally appeared John C. Gerspach, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ JOSEPH B. WOLLARD
Joseph B. Wollard, Notary Public

2

APPENDIX I

The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statements below are required under the New York General Obligations Law. Notwithstanding anything to the contrary contained in such statements below, this Limited Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorney-in-fact and agent the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property or any other power not expressly granted above.

CAUTION TO THE PRINCIPAL:

Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

A-1

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

A-2

Limited Power of Attorney

(Form S-8)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (“the Company”), does hereby constitute and appoint John C. Gerspach, the true and lawful attorney-in-fact and agent of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or any other appropriate form or amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorney-in-fact and agent, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States or other jurisdictions; and the undersigned does hereby ratify all that said attorney-in-fact and agent, shall do or cause to be done by virtue thereof.

This Limited Power of Attorney shall include Appendix I attached hereto which is hereby incorporated by reference. This Limited Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned. This Limited Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Limited Power of Attorney by referring to the date and subject hereof.

1

IN WITNESS WHEREOF, I, the undersigned, have executed this Limited Power of Attorney as of this 20th day of April, 2010.

/S/ TIMOTHY C. COLLINS
Timothy C. Collins

ACKNOWLEDGEMENT OF SIGNATURE OF DIRECTOR OF CITIGROUP INC.:

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 20th day of April in the year 2010 before me, the undersigned, personally appeared Timothy C. Collins, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ JOSEPH B. WOLLARD
Joseph B. Wollard, Notary Public

IN WITNESS WHEREOF, I, the undersigned, accept the authority granted by this Limited Power of Attorney as of this 20 th day of April, 2010.

By:	/S/ JOHN C. GERSPACH
Name:	John C. Gerspach

ACKNOWLEDGMENT OF SIGNATURE OF AGENT:

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 20th day of April in the year 2010 before me, the undersigned, personally appeared John C. Gerspach, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ JOSEPH B. WOLLARD
Joseph B. Wollard, Notary Public

2

APPENDIX I

The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statements below are required under the New York General Obligations Law. Notwithstanding anything to the contrary contained in such statements below, this Limited Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorney-in-fact and agents the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property or any other power not expressly granted above.

CAUTION TO THE PRINCIPAL:

Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

A-1

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

A-2

Limited Power of Attorney

(Form S-8)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (“the Company”), does hereby constitute and appoint John C. Gerspach the true and lawful attorney-in-fact and agent of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or any other appropriate form or amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorney-in-fact and agent deem advisable in order to qualify or register the Securities under the securities laws of any of the several States or other jurisdictions; and the undersigned does hereby ratify all that said attorney-in-fact and agent shall do or cause to be done by virtue thereof.

This Limited Power of Attorney shall include Appendix I attached hereto which is hereby incorporated by reference. This Limited Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned. This Limited Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Limited Power of Attorney by referring to the date and subject hereof.

1

IN WITNESS WHEREOF, I, the undersigned, have executed this Limited Power of Attorney as of this 20th day of April, 2010.

/S/ JERRY A. GRUNDHOFER
Jerry A. Grundhofer

ACKNOWLEDGMENT OF SIGNATURE OF DIRECTOR OF CITIGROUP INC.:

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 20th day of April in the year 2010 before me, the undersigned, personally appeared Jerry A. Grundhofer, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ JOSEPH B. WOLLARD
Joseph B. Wollard, Notary Public

IN WITNESS WHEREOF, I, the undersigned, accept the authority granted by this Limited Power of Attorney as of this 20th day of April, 2010.

By:	/S/ JOHN C. GERSPACH
Name:	John C. Gerspach

ACKNOWLEDGMENT OF SIGNATURE OF AGENT:

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 20th day of April in the year 2010 before me, the undersigned, personally appeared John C. Gerspach, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ JOSEPH B. WOLLARD
Joseph B. Wollard, Notary Public

2

APPENDIX I

The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statements below are required under the New York General Obligations Law. Notwithstanding anything to the contrary contained in such statements below, this Limited Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorney-in-fact and agent the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property or any other power not expressly granted above.

CAUTION TO THE PRINCIPAL:

Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

A-1

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

A-2

Limited Power of Attorney

(Form S-8)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (“the Company”), does hereby constitute and appoint John C. Gerspach the true and lawful attorney-in-fact and agent of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or any other appropriate form or amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorney-in-fact and agent deem advisable in order to qualify or register the Securities under the securities laws of any of the several States or other jurisdictions; and the undersigned does hereby ratify all that said attorney-in-fact and agent shall do or cause to be done by virtue thereof.

This Limited Power of Attorney shall include Appendix I attached hereto which is hereby incorporated by reference. This Limited Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned. This Limited Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Limited Power of Attorney by referring to the date and subject hereof.

1

IN WITNESS WHEREOF, I, the undersigned, have executed this Limited Power of Attorney as of this 20th day of April, 2010.

/S/ ROBERT L. JOSS, PH.D.
Robert L. Joss, Ph.D.

ACKNOWLEDGMENT OF SIGNATURE OF DIRECTOR OF CITIGROUP INC.:

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 20th day of April in the year 2010 before me, the undersigned, personally appeared Robert L. Joss, Ph.D., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ JOSEPH B. WOLLARD
Joseph B. Wollard, Notary Public

IN WITNESS WHEREOF, I, the undersigned, accept the authority granted by this Limited Power of Attorney as of this 20th day of April, 2010.

By:	/S/ JOHN C. GERSPACH
Name:	John C. Gerspach

ACKNOWLEDGMENT OF SIGNATURE OF AGENT:

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 20th day of April in the year 2010 before me, the undersigned, personally appeared John C. Gerspach, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ JOSEPH B. WOLLARD
Joseph B. Wollard, Notary Public

2

APPENDIX I

The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statements below are required under the New York General Obligations Law. Notwithstanding anything to the contrary contained in such statements below, this Limited Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorney-in-fact and agent the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property or any other power not expressly granted above.

CAUTION TO THE PRINCIPAL:

Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

A-1

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

A-2

Limited Power of Attorney

(Form S-8)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (“the Company”), does hereby constitute and appoint John C. Gerspach the true and lawful attorney-in-fact and agent of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or any other appropriate form or amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorney-in-fact and agent deem advisable in order to qualify or register the Securities under the securities laws of any of the several States or other jurisdictions; and the undersigned does hereby ratify all that said attorney-in-fact and agent shall do or cause to be done by virtue thereof.

This Limited Power of Attorney shall include Appendix I attached hereto which is hereby incorporated by reference. This Limited Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned. This Limited Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Limited Power of Attorney by referring to the date and subject hereof.

1

IN WITNESS WHEREOF, I, the undersigned, have executed this Limited Power of Attorney as of this 20th day of April, 2010.

/S/ ANDREW N. LIVERIS
Andrew N. Liveris

ACKNOWLEDGEMENT OF SIGNATURE OF DIRECTOR OF CITIGROUP INC.:

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 20th day of April in the year 2010 before me, the undersigned, personally appeared Andrew N. Liveris, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ JOSEPH B. WOLLARD
Joseph B. Wollard, Notary Public

IN WITNESS WHEREOF, I, the undersigned, accept the authority granted by this Limited Power of Attorney as of this 20th day of April, 2010.

By:	/S/ JOHN C. GERSPACH
Name:	John C. Gerspach

ACKNOWLEDGMENT OF SIGNATURE OF AGENT:

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 20th day of April in the year 2010 before me, the undersigned, personally appeared John C. Gerspach, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ JOSEPH B. WOLLARD
Joseph B. Wollard, Notary Public

2

APPENDIX I

The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statements below are required under the New York General Obligations Law. Notwithstanding anything to the contrary contained in such statements below, this Limited Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorney-in-fact and agent the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property or any other power not expressly granted above.

CAUTION TO THE PRINCIPAL:

Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

A-1

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

A-2

Limited Power of Attorney

(Form S-8)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (“the Company”), does hereby constitute and appoint John C. Gerspach the true and lawful attorney-in-fact and agent of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or any other appropriate form or amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorney-in-fact and agent deem advisable in order to qualify or register the Securities under the securities laws of any of the several States or other jurisdictions; and the undersigned does hereby ratify all that said attorney-in-fact and agent shall do or cause to be done by virtue thereof.

This Limited Power of Attorney shall include Appendix I attached hereto which is hereby incorporated by reference. This Limited Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned. This Limited Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Limited Power of Attorney by referring to the date and subject hereof.

1

IN WITNESS WHEREOF, I, the undersigned, have executed this Limited Power of Attorney as of this 20th day of April, 2010.

/S/ RICHARD D. PARSONS
Richard D. Parsons

ACKNOWLEDGMENT OF SIGNATURE OF DIRECTOR OF CITIGROUP INC.:

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 20th day of April in the year 2010 before me, the undersigned, personally appeared Richard D. Parsons, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ JOSEPH B. WOLLARD
Joseph B. Wollard, Notary Public

IN WITNESS WHEREOF, I, the undersigned, accept the authority granted by this Limited Power of Attorney as of this 20th day of April, 2010.

By:	/S/ JOHN C. GERSPACH
Name:	John C. Gerspach

ACKNOWLEDGMENT OF SIGNATURE OF AGENT:

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 20th day of April in the year 2010 before me, the undersigned, personally appeared John C. Gerspach, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ JOSEPH B. WOLLARD
Joseph B. Wollard, Notary Public

2

APPENDIX I

The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statements below are required under the New York General Obligations Law. Notwithstanding anything to the contrary contained in such statements below, this Limited Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorney-in-fact and agent the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property or any other power not expressly granted above.

CAUTION TO THE PRINCIPAL:

Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

A-1

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

A-2

Limited Power of Attorney

(Form S-8)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (“the Company”), does hereby constitute and appoint John C. Gerspach the true and lawful attorney-in-fact and agent of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or any other appropriate form or amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorney-in-fact and agent deem advisable in order to qualify or register the Securities under the securities laws of any of the several States or other jurisdictions; and the undersigned does hereby ratify all that said attorney-in-fact and agent shall do or cause to be done by virtue thereof.

This Limited Power of Attorney shall include Appendix I attached hereto which is hereby incorporated by reference. This Limited Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned. This Limited Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Limited Power of Attorney by referring to the date and subject hereof.

1

IN WITNESS WHEREOF, I, the undersigned, have executed this Limited Power of Attorney as of this 20th day of April, 2010.

/S/ LAWRENCE R. RICCIARDI
Lawrence R. Ricciardi

ACKNOWLEDGMENT OF SIGNATURE OF DIRECTOR OF CITIGROUP INC.:

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 20th day of April in the year 2010 before me, the undersigned, personally appeared Lawrence R. Ricciardi, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ JOSEPH B. WOLLARD
Joseph B. Wollard, Notary Public

IN WITNESS WHEREOF, I, the undersigned, accept the authority granted by this Limited Power of Attorney as of this 20th day of April, 2010.

By:	/S/ JOHN C. GERSPACH
Name:	John C. Gerspach

ACKNOWLEDGMENT OF SIGNATURE OF AGENT:

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 20th day of April in the year 2010 before me, the undersigned, personally appeared John C. Gerspach, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ JOSEPH B. WOLLARD
Joseph B. Wollard. Notary Public

2

APPENDIX I

The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statements below are required under the New York General Obligations Law. Notwithstanding anything to the contrary contained in such statements below, this Limited Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorney-in-fact and agent the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property or any other power not expressly granted above.

CAUTION TO THE PRINCIPAL:

Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

A-1

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

A-2

Limited Power of Attorney

(Form S-8)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (“the Company”), does hereby constitute and appoint John C. Gerspach the true and lawful attorney-in-fact and agent of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or any other appropriate form or amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorney-in-fact and agent deem advisable in order to qualify or register the Securities under the securities laws of any of the several States or other jurisdictions; and the undersigned does hereby ratify all that said attorney-in-fact and agent shall do or cause to be done by virtue thereof.

This Limited Power of Attorney shall include Appendix I attached hereto which is hereby incorporated by reference. This Limited Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned. This Limited Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Limited Power of Attorney by referring to the date and subject hereof.

1

IN WITNESS WHEREOF, I, the undersigned, have executed this Limited Power of Attorney as of this 20th day of April, 2010.

/S/ JUDITH RODIN
Judith Rodin

ACKNOWLEDGMENT OF SIGNATURE OF DIRECTOR OF CITIGROUP INC.:

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 20th day of April in the year 2010 before me, the undersigned, personally appeared Judith Rodin, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ JOSEPH B. WOLLARD
Joseph B. Wollard, Notary Public

IN WITNESS WHEREOF, I, the undersigned, accept the authority granted by this Limited Power of Attorney as of this 20th day of April, 2010.

By:	/S/ JOHN C. GERSPACH
Name:	John C. Gerspach

ACKNOWLEDGMENT OF SIGNATURE OF AGENT:

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 20th day of April in the year 2010 before me, the undersigned, personally appeared John C. Gerspach, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ JOSEPH B. WOLLARD
Joseph B. Wollard, Notary Public

2

APPENDIX I

The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statements below are required under the New York General Obligations Law. Notwithstanding anything to the contrary contained in such statements below, this Limited Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorney-in-fact and agent the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property or any other power not expressly granted above.

CAUTION TO THE PRINCIPAL:

Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

A-1

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

A-2

Limited Power of Attorney

(Form S-8)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (“the Company”), does hereby constitute and appoint John C. Gerspach the true and lawful attorney-in-fact and agent of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or any other appropriate form or amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorney-in-fact and agent, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States or other jurisdictions; and the undersigned does hereby ratify all that said attorney-in-fact and agent, shall do or cause to be done by virtue thereof.

This Limited Power of Attorney shall include Appendix I attached hereto which is hereby incorporated by reference. This Limited Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned. This Limited Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Limited Power of Attorney by referring to the date and subject hereof.

1

IN WITNESS WHEREOF, I, the undersigned, have executed this Limited Power of Attorney as of this 20th day of April, 2010.

/S/ ROBERT L. RYAN
Robert L. Ryan

ACKNOWLEDGMENT OF SIGNATURE OF DIRECTOR OF CITIGROUP INC.:

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 20th day of April in the year 2010 before me, the undersigned, personally appeared Robert L. Ryan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ JOSEPH B. WOLLARD
Joseph B. Wollard, Notary Public

IN WITNESS WHEREOF, I, the undersigned, accept the authority granted by this Limited Power of Attorney as of this 20th day of April, 2010.

By:	/S/ JOHN C. GERSPACH
Name:	John C. Gerspach

ACKNOWLEDGMENT OF SIGNATURE OF AGENT:

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 20th day of April in the year 2010 before me, the undersigned, personally appeared John C. Gerspach, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ JOSEPH B. WOLLARD
Joseph B. Wollard, Notary Public

2

APPENDIX I

The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statements below are required under the New York General Obligations Law. Notwithstanding anything to the contrary contained in such statements below, this Limited Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorney-in-fact and agent the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property or any other power not expressly granted above.

CAUTION TO THE PRINCIPAL:

Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

A-1

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

A-2

Limited Power of Attorney

(Form S-8)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (“the Company”), does hereby constitute and appoint John C. Gerspach the true and lawful attorney-in-fact and agent of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or any other appropriate form or amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorney-in-fact and agent deem advisable in order to qualify or register the Securities under the securities laws of any of the several States or other jurisdictions; and the undersigned does hereby ratify all that said attorney-in-fact and agent shall do or cause to be done by virtue thereof.

This Limited Power of Attorney shall include Appendix I attached hereto which is hereby incorporated by reference. This Limited Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned. This Limited Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Limited Power of Attorney by referring to the date and subject hereof.

1

IN WITNESS WHEREOF, I, the undersigned, have executed this Limited Power of Attorney as of this 20th day of April, 2010.

/S/ ANTHONY M. SANTOMERO
Anthony M. Santomero

ACKNOWLEDGMENT OF SIGNATURE OF DIRECTOR OF CITIGROUP INC.:

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 20th day of April in the year 2010 before me, the undersigned, personally appeared Anthony M. Santomero, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ JOSEPH B. WOLLARD
Joseph B. Wollard, Notary Public

IN WITNESS WHEREOF, I, the undersigned, accept the authority granted by this Limited Power of Attorney as of this 20th day of April, 2010.

By:	/S/ JOHN C. GERSPACH
Name:	John C. Gerspach

ACKNOWLEDGMENT OF SIGNATURE OF AGENT:

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 20th day of April in the year 2010 before me, the undersigned, personally appeared John C. Gerspach, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ JOSEPH B. WOLLARD
Joseph B. Wollard, Notary Public

2

APPENDIX I

The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statements below are required under the New York General Obligations Law. Notwithstanding anything to the contrary contained in such statements below, this Limited Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorney-in-fact and agent the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property or any other power not expressly granted above.

CAUTION TO THE PRINCIPAL:

Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

A-1

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

A-2

Limited Power of Attorney

(Form S-8)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (“the Company”), does hereby constitute and appoint John C. Gerspach the true and lawful attorney-in-fact and agent of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or any other appropriate form or amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorney-in-fact and agent deem advisable in order to qualify or register the Securities under the securities laws of any of the several States or other jurisdictions; and the undersigned does hereby ratify all that said attorney-in-fact and agent shall do or cause to be done by virtue thereof.

This Limited Power of Attorney shall include Appendix I attached hereto which is hereby incorporated by reference. This Limited Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned. This Limited Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Limited Power of Attorney by referring to the date and subject hereof.

1

IN WITNESS WHEREOF, I, the undersigned, have executed this Limited Power of Attorney as of this 20th day of April, 2010.

/S/ DIANA L. TAYLOR
Diana L. Taylor

ACKNOWLEDGMENT OF SIGNATURE OF DIRECTOR OF CITIGROUP INC.:

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 20th day of April in the year 2010 before me, the undersigned, personally appeared Diana L. Taylor, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ JOSEPH B. WOLLARD
Joseph B. Wollard, Notary Public

IN WITNESS WHEREOF, I, the undersigned, accept the authority granted by this Limited Power of Attorney as of this 20th day of April, 2010.

By:	/S/ JOHN C. GERSPACH
Name:	John C. Gerspach

ACKNOWLEDGMENT OF SIGNATURE OF AGENT:

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 20th day of April in the year 2010 before me, the undersigned, personally appeared John C. Gerspach, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ JOSEPH B. WOLLARD
Joseph B. Wollard, Notary Public

2

APPENDIX I

The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statements below are required under the New York General Obligations Law. Notwithstanding anything to the contrary contained in such statements below, this Limited Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorney-in-fact and agent the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property or any other power not expressly granted above.

CAUTION TO THE PRINCIPAL:

Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

A-1

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

A-2

Limited Power of Attorney

(Form S-8)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CITIGROUP INC., a Delaware corporation (“the Company”), does hereby constitute and appoint John C. Gerspach the true and lawful attorney-in-fact and agent of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-8 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or any other appropriate form or amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorney-in-fact and agent deem advisable in order to qualify or register the Securities under the securities laws of any of the several States or other jurisdictions; and the undersigned does hereby ratify all that said attorney-in-fact and agent shall do or cause to be done by virtue thereof.

This Limited Power of Attorney shall include Appendix I attached hereto which is hereby incorporated by reference. This Limited Power of Attorney shall not revoke any powers of attorney previously executed by the undersigned. This Limited Power of Attorney shall not be revoked by any subsequent power of attorney that the undersigned may execute, unless such subsequent power of attorney expressly provides that it revokes this Limited Power of Attorney by referring to the date and subject hereof.

1

IN WITNESS WHEREOF, I, the undersigned, have executed this Limited Power of Attorney as of this 20th day of April, 2010.

/S/ WILLIAM S. THOMPSON, JR.
William S. Thompson, Jr.

ACKNOWLEDGMENT OF SIGNATURE OF DIRECTOR OF CITIGROUP INC.:

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 20th day of April in the year 2010 before me, the undersigned, personally appeared William S. Thompson, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ JOSEPH B. WOLLARD
Joseph B. Wollard, Notary Public

IN WITNESS WHEREOF, I, the undersigned, accept the authority granted by this Limited Power of Attorney as of this 20th day of April, 2010.

By:	/S/ JOHN C. GERSPACH
Name:	John C. Gerspach

ACKNOWLEDGMENT OF SIGNATURE OF AGENT:

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On the 20th day of April in the year 2010 before me, the undersigned, personally appeared John C. Gerspach, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/S/ JOSEPH B. WOLLARD
Joseph B. Wollard, Notary Public

2

APPENDIX I

The “CAUTION TO THE PRINCIPAL” and “IMPORTANT INFORMATION FOR THE AGENT” statements below are required under the New York General Obligations Law. Notwithstanding anything to the contrary contained in such statements below, this Limited Power of Attorney is limited to the powers granted as described above and DOES NOT grant the attorney-in-fact and agent the authority to spend the undersigned’s money or sell or dispose of the undersigned’s property or any other power not expressly granted above.

CAUTION TO THE PRINCIPAL:

Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.

When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.

Your agent can act on your behalf only after signing the Power of Attorney before a notary public.

You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.

You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.

Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.

If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

A-1

IMPORTANT INFORMATION FOR THE AGENT:

When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record of all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:

The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

A-2